SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 31, 2003

Advanstar, Inc. (Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Boylston Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 267-6500

Item 9. Regulation FD Disclosure

Advanstar Communications Inc. (“Advanstar”), the registrant’s wholly-owned subsidiary, anticipates disclosing certain information to prospective investors, including the following previously undisclosed information. You should not expect that the following statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.

Advanstar is currently participating, along with numerous other participants, in a broad-based auction to acquire a complementary business with 2002 revenue of less than $90 million.  Based on recently confirmed bidding instructions that require the submission of bids on a schedule sooner than originally anticipated, we currently intend to submit a bid as part of the auction the week of August 4, 2003.  We do not believe the acquisition to be probable at this time and, if we bid and are selected as the final bidder, we would also need to complete due diligence, negotiate definitive documentation and obtain financing commitments.  We expect that the total purchase price would be substantially less than 20% of our total assets and that we would finance it with a combination of debt and equity.  We further expect that if we consummated the acquisition, our pro forma leverage ratio (debt to EBITDA) would decrease because of the substantial equity that would be contributed by our sponsors in conjunction with the acquisition.  No commitments for either debt or equity financing have been obtained, nor can we provide assurances that such commitments will be obtained on terms that are acceptable to us, or at all.

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Cautionary Statement on Forward-Looking Information

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so. Important cautionary statements and risk factors that would affect actual results are discussed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission, including those under the caption entitled “Certain Factors Which May Affect Future Results” in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2003.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR, INC.

Date: July 31, 2003	By:	/s/ David W. Montgomery

Name: David W. Montgomery
Title: Vice President - Finance, Chief Financial Officer